EXHIBIT 10.1.4

                              $100,000 Demand Note
            between Datalinc Ltd. and Blue Chip Capital Fund Limited
                              dated June 27, 1997

                                  DEMAND NOTE

$100,0000                                                       Cincinnati, Ohio

                                                                   June 27, 1997

     For value received, the undersigned, Datalinc, Ltd., a Florida limited partnership (the "Borrower"), promises to pay to the order of BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP (the "Investor") the principal sum of $100,000. The unpaid principal amount of this note shall bear interest at the rate of ten percent (10%) per annum.

     PAYMENT. The unpaid principal amount together with the interest accrued thereon, shall be payable upon demand, in lawful money of the United States of America and in immediately available funds, at 2000 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202, or at such other place as hereafter may be designated by written notice from the holder of the Borrower. Interest shall be calculated on the basis of a 360-day year for the actual number of days principal is unpaid.

     PRE-PAYMENT. The Borrower shall have the privilege of pre-paying this note, in part or in full, at any time without penalty; payment shall be applied first to the payment of interest and the balance to principal.

     MISCELLANEOUS. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

     Whenever  in  this  note  reference  is  made  to  the  "Borrower"  or  the
"Investor", such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this note shall be binding upon and shall inure to the benefit of such successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

     This note shall be governed by and construed in accordance with the laws of the State of Ohio.

     COGNOVIT NOTE. The Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for the Borrower in any action upon or in connection with this note at any time after any obligation under this note becomes due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service or process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of the Investor against the Borrower, the amount due hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in any said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower hereunder may also be counsel to the Investor and the Borrower hereby further waives any conflict of interest which might otherwise arise and consents to the Investor paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this note.

********************************************************************************
WARNING -- BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWER OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CASE.
********************************************************************************



                                   DATALINC, LTD.

                                   By:  Integrated Communications Network, Inc.
                                        its General Partner

                                        /s/John F. Kolenda
                                   By:  _____________________
                                        John F. Kolenda, Chairman of the Board

                                        /s/Mark J. Gianinni
                                   By:  ______________________
                                        Mark J. Gianinni, President

                                    GUARANTY


     For value received and in consideration of a loan (the "Loan") of $100,000 made to Datalinc, Ltd. ("Borrower") by Blue Chip Capital Fund Limited Partnership ("Lender") on the date hereof pursuant to that certain Demand Note of even date herewith evidencing the Loan, as the same may be amended from time to time (the "Note"), John F. Kolenda ("Guarantor") hereby unconditionally the full and prompt payment of the principal and interest payable under the Note and of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, howsoever created, arising out of or evidenced by the Note, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Lender (the "Obligations"), when due, whether at maturity or earlier by reason of demand, acceleration or otherwise, and at all times thereafter. Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and attorneys' and paralegals' fees and expenses, paid or incurred by Lender in endeavoring to collect or enforce all or any part of the Obligations from, or in prosecuting any action against, Borrower, Guarantor or any other guarantor of all or any part of the Obligations.

     Guarantor hereby agrees that, except as hereinafter provided, Guarantor's obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect the Obligations from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. para. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy code, (vii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to the Obligations and all demands whatsoever and convenants that this Guaranty will not be discharged, except by complete performance of the obligations contained herein. Upon any default by Borrower, Lender may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against Borrower or any other person, firm or corporation, or against any security or collateral for the Obligations. Lender shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, Borrower or from any other person, firm or corporation, on account of the Obligations or of any other liability of Guarantor to Lender.

     Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Lender; (ii) accept partial payments on the Obligations; (iii) take and hold security or collateral for the payment of this Guaranty, any other guarantees of the Obligations or other liabilities of Borrower and the Obligations guaranteed hereby, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefore an any manner, without affecting or impairing the obligations of the Guarantor hereunder.

     At any time after maturity of the Obligations, Lender may, in its sole discretion, without notice to guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any indebtedness due or to become due from Lender to Guarantor, and (ii) any moneys, credits, deposits, account balances or other property belonging to Guarantor, now existing or at any time held by or coming into the possession Lender or any affiliate of Lender.

     Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. In the event Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (11) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (111) to make any other or future disclosures of such information or any other information to Guarantor. The Guarantor hereby represents and warrants that any personal financial statements which the Guarantor has delivered to Lender fairly present the Guarantor's assets and liabilities as of the date thereof.


     Guarantor hereby further agrees not to sell, lease, convey, transfer or shift any of his property or assets (i) with the intent or effect of sheltering such property or assets from Guarantor's obligations under this Guaranty and
(ii) unless such transaction is on fair and reasonable terms.

     Guarantor consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Guarantor irrevocably and permanently waives, and will not attempt to exercise in any way, any rights which Guarantor might otherwise have had or acquired against Lender or Borrower or any other party by way of subrogation or otherwise because of any payment made by Borrower or Guarantor hereunder or otherwise, Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of the Obligations, and Guarantor waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure payment of the Obligations or any other liability of Borrower to Lender. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the performance by Guarantor hereunder, including, without limitation, any claim, remedy or right to subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise. Guarantor further agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, for whatever reason arising, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection and any other liabilities or obligations owing to Lender by Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Lender. Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of the Obligations.

     No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender. Lender's failure at any time or times hereafter to require strict performance by Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or Guarantor and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender and directed to Borrower specifying such waiver. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by Borrower to Lender shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made. Guarantor agrees, consents to and confirms that any extension of any statute of limitations resulting from any payment of the obligations by Borrower, any guarantor or any other person and affecting enforcement or collection of the obligations of Borrower, or of the liabilities of Guarantor under this Guaranty shall to the same degree also extend any Statute of Limitations affecting enforcement and collection of the liabilities under this Guaranty.

     This Guaranty shall be binding upon Guarantor and upon his successors and assigns, heirs and legal representatives of Guarantor and shall inure to the benefit of Lender and its successors and assigns. All references herein to Borrower shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Borrower. All references to the singular shall be deemed to 'include the plural where the context so requires.

     This Guaranty has been delivered and accepted at and shall be deemed to have been made at Cincinnati, Ohio. This Guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Ohio and all other laws of mandatory application.


     Wherever possible each provision of this Guaranty shall be Interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO EXTEND CREDIT TO BORROWER, GUARANTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY, IT'S VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF LENDER, ITS SUCCESSORS AND ASSIGNEES, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. LENDER AND GUARANTOR EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AND LENDER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. GUARANTOR AND LENDER EACH WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

     Guarantor hereby irrevocably authorizes and empowers any attorney-at-law to appear for Guarantor in any action upon or in connection with this Guaranty at any time after the Obligations guaranteed hereby become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance of service of process in connection therewith, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Lender against Guarantor for the amount of such Obligations and costs of collection, and waives and releases all errors in said proceedings and judgments and waives all right of appeal from the judgment rendered. Guarantor agrees and consents that the attorney confessing judgment on behalf of Guarantor hereunder may also be counsel to Lender and/or affiliates of Lender, and Guarantor hereby further waives any conflict of interest which might otherwise arise and consents to Lender paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Guaranty and/or any and all collateral and security for the Obligations.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor as of the 27th day of June, 1997.


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


Guarantor:

/s/John F. Kolenda
___________________________
John F. Kolenda

Address:  700 Apalachee Drive
St. Petersburg, Florida  33702


Accepted in Cincinnati, Ohio, as of the
27th day of June, 1997

BLUE CHIP  CAPITAL FUND LIMITED  PARTNERSHIP
c/o Blue Chip Venture Company
201 East Fifth Street, Suite 2000
Cincinnati, Ohio 45202


By:  BLUE CHIP VENTURE COMPANY
     its General Partner

By:_____________________________
Name:___________________________
Title:__________________________

                                    GUARANTY

     For value received and in consideration of a loan (the "Loan") of $100,000 made to Datalinc, Ltd. ("Borrower") by Blue Chip Capital Fund Limited Partnership ("Lender") on the date hereof pursuant to that certain Demand Note of even date herewith evidencing the Loan, as the same may be amended from time to time (the "Note"), Mark J. Gianinni ("Guarantor") hereby unconditionally guarantees the full and prompt payment of the principal and interest payable under the Note and of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, howsoever created, arising out of or evidenced by the Note, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Lender (the "Obligations"), when due, whether at maturity or earlier by reason of demand, acceleration or otherwise, and at all times thereafter. Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and attorneys' and paralegals' fees and expenses, paid or incurred by Lender in endeavoring to collect or enforce all or any part of the Obligations from, or in prosecuting any action against, Borrower, Guarantor or any other guarantor of all or any part of the Obligations.

     Guarantor hereby agrees that, except as hereinafter provided, Guarantor's obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect the Obligations from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations, (v) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. para. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower, as debtor-inpossession, under Section 364 of the
Bankruptcy code, (vii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, protest or notice with respect to the Obligations and all demands whatsoever and convenants that this Guaranty will not be discharged, except by complete performance of the obligations contained herein. Upon any default by Borrower, Lender may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against Borrower or any other person, firm or corporation, or against any security or collateral for the Obligations. Lender shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, Borrower or from ally other person, firm or corporation, on account of the Obligations or of any other liability of Guarantor to Lender.

     Lender is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to, from time to time, (1) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Lender; (ii) accept partial payments on the Obligations; (iii) take and hold security or collateral for the payment of this Guaranty, any other guarantees of the Obligations or other liabilities of Borrower and the Obligations guaranteed hereby, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefore an any manner, without affecting or impairing the obligations of the Guarantor hereunder.

     At any time after maturity of the Obligations, Lender may, in its sole discretion, without notice to guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any indebtedness due or to become due from Lender to Guarantor, and (ii) any moneys, credits, deposits, account balances or other property belonging to Guarantor, now existing or at any time held by or coming into the possession Lender or any affiliate of Lender.

     Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances. In the event Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Guarantor. The Guarantor hereby represents and warrants that any personal financial statements which the Guarantor has delivered to Lender fairly present the Guarantor's assets and liabilities as of the date thereof.

     Guarantor hereby further agrees not to sell, lease, convey, transfer or shift any of his property or assets (i) with the intent or effect of sheltering such property or assets from Guarantor's obligations under this Guaranty and
(ii) unless such transaction is on fair and reasonable terms.

     Guarantor consents and agrees that Lender shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Lender, or Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid,


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reduced or satisfied by such amount shall be  reinstated  and  continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Guarantor irrevocably and permanently waives, and will not attempt to exercise in any way, any rights which Guarantor might otherwise have had or acquired against Lender or Borrower or any other party by way of subrogation or otherwise because of any payment made by Borrower or Guarantor hereunder or otherwise, Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of the Obligations, and Guarantor waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure payment of the Obligations or any other liability of Borrower to Lender. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against the performance by Guarantor hereunder, including, without limitation, any claim, remedy or right to subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise. Guarantor further agrees that any and all claims of Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, for whatever reason arising, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection and any other liabilities or obligations owing to Lender by Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Lender. Guarantor also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of the Obligations.

     No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender. Lender's failure at any time or times hereafter to require strict performance by Borrower or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or Guarantor and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender and directed to

Borrower specifying such waiver. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by Borrower to Lender shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made. Guarantor agrees, consents to and confirms that any extension of any statute of limitations resulting from any payment of the obligations by Borrower, any guarantor or any other person and affecting enforcement or collection of the obligations of Borrower, or of the liabilities of Guarantor under this Guaranty shall to the same degree also extend any Statute of Limitations affecting enforcement and collection of the liabilities under this Guaranty.

     This Guaranty shall be binding upon Guarantor and upon his successors and assigns, heirs and legal representatives of Guarantor and shall inure to the benefit of Lender and its successors and assigns. All references herein to Borrower shall be deemed to include its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Borrower. All references to the singular shall be deemed to include the plural where the context so requires.

     This Guaranty has been delivered and accepted at and shall be deemed to have been made at Cincinnati, Ohio. This Guaranty shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the local laws of the State of Ohio and all other laws of mandatory application.


     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO EXTEND CREDIT TO BORROWER, GUARANTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF LENDER, ITS SUCCESSORS AND ASSIGNEES, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. LENDER AND GUARANTOR EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AND LENDER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. GUARANTOR AND LENDER EACH WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.





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     Guarantor hereby irrevocably authorizes and empowers any attorney-at-law to appear for Guarantor in any action upon or in connection with this Guaranty at any time after the Obligations guaranteed hereby become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance of service of process in connection therewith, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Lender against Guarantor for the amount of such Obligations and costs of collection, and waives and releases all errors in said proceedings and judgments and waives all right of appeal from the judgment rendered. Guarantor agrees and consents that the attorney confessing judgment on behalf of Guarantor hereunder may also be counsel to Lender, and Guarantor hereby and/or affiliates of Lender, and Guarantor further waives any conflict of interest which might otherwise arise and consents to Lender paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Guaranty and/or any and all collateral and security for the Obligations.

IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor as of the 27th day of June, 1997.


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


Guarantor


  /s/_______________________
By:  Mark J. Gianinni

Address:  807 2nd Avenue South
          Tierra Verde, Florida  33715



Accepted in Cincinnati, Ohio, as of the
27th day of June, 1997

BLUE CHIP  CAPITAL FUND LIMITED PARTNERSHIP
c/o Blue Chip Venture Company
201 East Fifth Street, Suite 2000
Cincinnati, Ohio 45202


By: BLUE CHIP VENTURE COMPANY
    its General Partner

By: ___________________________
Name: _________________________
Title: ________________________




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